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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2004



                       CORTELCO SYSTEMS PUERTO RICO, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


     PUERTO RICO                        000-49626            66-0567491
(State or other jurisdiction          (Commission           (IRS Employer
   of  incorporation)                   File Number)    Identification Number)


                  ROAD 156 KM. 58.2 VALLE TOLIMA, CAGUAS          00725
               (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: (787)758-0000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

         On April 2, 2004, Cortelco Systems Puerto Rico, Inc. (the "Company") announced that it had accepted Sergio Moren's resignation as the Chief Executive Officer and President of the Company and appointed Robert Schnabl as interim Chief Executive Officer and President of the Company to serve in such capacity until a permanent successor or successors be duly elected and qualified. The Company also accepted the resignation of David Lee as Chairman and Director of the Company and appointed Mr. Moren as Chairman of the Company. Gloria Lee was also appointed to fill the remaining vacant board position. For additional information, see the press release attached hereto as Exhibit 99.1.

         As earlier reported in the Company's 10Q for the quarter ended January 31, 2004, the Company entered into an agreement with Cortelco, Inc. to sell 400,000 shares of common stock of the Company to Cortelco for $.27 per share for total proceeds of $108,000. The sale was completed on March 22, 2004. The proceeds of the offering will be used to fund current operational and overhead expenses of the Company. The Board of Directors of the Company unanimously approved the sale, after considering the lack of alternative sources of funds, the immediate need of the Company for additional funding to continue operations, the expense and timing associated with a registered offering of its securities to the general public, the prices at which the stock has traded in the open market for the past year, and other factors.

         This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including technical and competitive factors, which could cause the Company's results and the timing of certain events to differ materially from those discussed in the forward-looking statements. Such risks are detailed in Cortelco Systems Puerto Rico's most recent Form 10-K filing with the Securities and Exchange Commission.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBITS:

         Exhibit
         Number     Description of Exhibit
         ------     ----------------------

          99.1      Press release issued by Cortelco Systems Puerto Rico, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: April 2, 2004

                               CORTELCO SYSTEMS PUERTO RICO, INC.


                               By: /s/  Robert Schnabl
                                   -----------------------------------------
                                   Robert Schnabl
                                   President and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit
Number       Description of Exhibit
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  99         Press release issued by Cortelco Systems Puerto Rico, Inc.